Exhibit 32.2

THE COAST DISTRIBUTION SYSTEM, INC.

Quarterly Report on Form 10-Q

for the Quarter ended June 30, 2004

CERTIFICATION

OF

CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, who is the Chief Financial Officer of The Coast Distribution System, Inc. (the “Company”), hereby certifies that (i) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, as filed by the Company with the Securities and Exchange Commission (the “Quarterly Report”), to which this Certification is an Exhibit, fully complies with the applicable requirements of Section 13(a) and 15(d) of the Exchange Act; and (ii) the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2004	/S/ SANDRA A. KNELL
Sandra A. Knell,
Executive Vice President and Chief Financial Officer

A signed original of this written statement

required by Section 906 has been provided

to the Company and will be retained by the

Company and furnished to the Securities and

Exchange Commission or its staff upon

request.